                        GARTMORE VARIABLE INSURANCE TRUST

                  Gartmore GVIT Global Financial Services Fund
                    Gartmore GVIT Global Health Sciences Fund
             Gartmore GVIT Global Technology and Communications Fund
                       Gartmore GVIT Global Utilities Fund

                       Supplement dated January 4, 2005 to
                         Prospectus dated April 29, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective January 4, 2005, the disclosure with respect to the portfolio manager for the GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND in the "Gartmore GVIT Global Technology and Communications Fund Portfolio Managers" subsection of the "Investment Adviser" section of the above-referenced Prospectus is deleted in its entirety and replaced with the following:

         GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND PORTFOLIO
         MANAGER: Mr. Chip Zhu is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Zhu joined GMF in November 1999 as a technology analyst and was promoted to co-portfolio manager for the Fund in March 2004. Prior to joining GMF, Mr. Zhu was an associate in corporate finance with Prudential Capital Group Private Placement Division where he was responsible for international investment in equity, structured finance, mezzanine and debt instruments. Mr. Zhu is a graduate of the Wuhan University (China) and also has an MBA from the Wharton School of Business.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.